                             AGREEMENT FOR THE SALE
                                  OF PROPERTY
                       TO BUCKLEY SHULER PROPERTIES, INC.


          THIS AGREEMENT, entered into as of the 4th day of December, 1995 by and between HARRY'S FARMERS MARKET, INC., a Georgia corporation (hereinafter referred to as "Seller"), and BUCKLEY SHULER PROPERTIES, INC., a Georgia corporation (hereinafter referred to as "Purchaser");

                              W I T N E S S E T H:
                              -------------------

          For and in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


                                       1.
                               PURCHASE AND SALE
                               -----------------

          Upon the terms and provisions hereinafter set forth, Seller agrees to sell and Purchaser agrees to purchase all that certain tract or parcel of land lying and being in the City of Brentwood, Williamson County, Tennessee, containing approximately 17.229 acres, as shown on Exhibit "A" attached hereto
                                                   -----------
and by this reference made a part hereof, together with any and all plants, trees, timber, shrubbery, improvements, and fixtures located thereon or attached thereto, and all rights, easements, licenses and benefits appurtenant thereto (with said tract or parcel of land being hereinafter referred to as the "Property").


                                       2.
                                     SURVEY
                                     ------

          Purchaser shall cause to be prepared, at Purchaser's expense, an accurate boundary survey of the Property. Purchaser shall deliver three (3) prints of such survey of the Property to Seller on or before sixty (60) days after the Execution Date of this Agreement. Seller shall have seven (7) business days in which to review and give notice to Purchaser of its approval or disapproval (with specific comments in the event of disapproval). Upon Seller's approval of said survey, which approval shall not be unreasonably withheld, Seller shall prepare a legally sufficient description of the metes and bounds of the Property based upon such survey and shall deliver a copy of such description to Purchaser in the manner herein provided for giving notice. Said description and said survey shall then become a part of this Agreement without the necessity of any further action by either of the parties hereto and shall replace and supersede the description of the Property attached hereto as Exhibit "A".
                                                             -----------

                                       3.
                                 EARNEST MONEY
                                 -------------

     Purchaser shall deliver to Chicago Title Insurance Company ("Escrow Agent") the sum of FIFTY THOUSAND and No/100 Dollars ($50,000.00) within two (2) days following Purchaser's execution and delivery of this Agreement to Seller and Seller's acceptance of such offer by execution hereof, which sum shall be held by Escrow Agent as earnest money and shall be hereinafter referred to as the "Initial Deposit." If Purchaser exercises its option to extend the Closing date, all sums deposited in accordance with the terms of subparagraph 5(b) shall be held by Escrow Agent as additional earnest money, and such sums together with the Initial Deposit shall be hereinafter collectively referred to as the "Earnest Money." In the event that Purchaser fails to exercise its right to terminate this Agreement in accordance with the terms of subparagraph 9(b) hereof, the Earnest Money shall be non-refundable for any reason except in the event of Purchaser's election to terminate this Agreement pursuant to the terms of subparagraphs 7(a), 7(b), 11, 14(b), 20, or 21(u). Escrow Agent shall hold, invest, and disburse the Earnest Money in accordance with that certain Earnest Money Escrow Agreement to be executed by Purchaser, Seller, and Escrow Agent upon payment of the Earnest Money to Escrow Agent, in form and content substantially the same as that attached hereto as Exhibit "H" and by reference
                                                  -----------
made a part hereof.


                                       4.
                                 PURCHASE PRICE
                                 --------------

          The purchase price for the Property to be paid by Purchaser to Seller at the closing and consummation of the purchase and sale of the Property as contemplated herein (herein referred to as the "Closing") shall be FOUR MILLION SIX HUNDRED THOUSAND and No/100 Dollars ($4,600,000.00), and shall be hereinafter referred to as the "Purchase Price." The Purchase Price, as adjusted to reflect a credit in the amount of the Earnest Money paid hereunder and as further adjusted to reflect the prorations between Purchaser and Seller described in Paragraph 8 or 18 hereof, shall be paid by Purchaser to Seller at the Closing in immediately available funds by bank wire transfer received by Seller prior to 2:00 P.M. on the Closing date.


                                       5.
                                  CLOSING DATE
                                  ------------

          (a) The Closing shall be held in the offices of Nelson Mullins Riley & Scarborough, L.L.P., or such other location in Atlanta, Georgia as Purchaser and Seller may select. The parties agree to close this purchase on or before the date which occurs thirty (30) days after the expiration of the Inspection Period, and to close simultaneously with the purchase of the Companion

Property, as defined in Paragraph 19 hereof, by Purchaser.

          (b) Purchaser shall have three (3) options to extend the Closing date for a period of thirty (30) days each (hereinafter referred to, individually, as the "Option" and, collectively, as the "Options"). In each instance, Purchaser shall give Seller and Escrow Agent, at least five (5) days prior to the Closing date then in effect, written notice of its election to exercise the applicable Option, and shall deliver to Escrow Agent, as additional Earnest Money, the following sums in cash or other immediately available funds: (i) as to the first Option, Twenty-Five Thousand and No/100 Dollars ($25,000.00), (ii) as to the second Option, Twenty-Five Thousand and No/100 Dollars ($25,000.00), and
(iii) as to the third Option, One Hundred Thousand and No/100 Dollars ($100,000.00). In the event that Purchaser fails to exercise the applicable Option required to extend the Closing date in accordance with the terms of this subparagraph, and the purchase and sale is not consummated as contemplated herein, this Agreement shall terminate, the parties hereto shall have no further rights or obligations hereunder, except for any right or obligation under any paragraph hereof which by its terms survives any termination of this Agreement, and all Earnest Money shall be delivered to Seller, except in the event of Purchaser's election to terminate this Agreement as provided in subparagraphs 7(a), 7(b), 11, 14(b), or 20, or 21(u).


                                       6.
                       CLOSING DOCUMENTS; STATUS OF TITLE
                       ----------------------------------

          (a) At the Closing, Seller shall convey to Purchaser fee simple title to the Property by Special Warranty Deed which shall be in the form of and contain the same terms and the same warranty of title as the Special Warranty Deed attached hereto as Exhibit "B" and by this reference made a part hereof.
                        -----------

          (b) Title to the Property shall be conveyed by Seller to Purchaser free of all liens, leases and encumbrances other than those restrictions and reserved easements, if any, set forth in the Special Warranty Deed attached as

Exhibit "B" and the exceptions set forth on Exhibit "C" attached hereto and by
- -----------                                 -----------
this reference made a part hereof (which exceptions are hereinafter collectively referred to as the "Permitted Exceptions").

          (c) At Closing Seller shall provide to the title insurance company insuring Purchaser's title to the Property a title affidavit in the form of the Seller's Affidavit attached hereto as Exhibit "D" and incorporated herein, and a
                                      -----------
Certification of Non-Foreign Status in the form attached hereto as Exhibit "E"
                                                                   -----------
and incorporated herein.

          (d) At Closing each party shall provide the other evidence of its corporate or partnership authority to consummate the purchase and sale contemplated by this Agreement.

                                       7.
                                 TITLE MATTERS
                                 -------------

          (a) Purchaser shall have until the end of the Inspection Period to examine title and to furnish Seller a written statement of objections to the title to the Property, if any, other than the Permitted Exceptions, accompanied by a copy of Purchaser's title report disclosing such objections to title. Should Purchaser fail to notify Seller of any such objections to title to the Property within the aforesaid time period, Purchaser shall be deemed to have waived all objections to the title to the Property, which are of record as of the date of Purchaser's title examination. Purchaser shall also have until Closing the right to reexamine title to the Property and give Seller written notice of any new objections appearing of record between the effective date of Purchaser's initial title examination and the Closing. Seller shall have until the date of Closing the right to satisfy or cure all valid objections to title of which it was timely notified by Purchaser, but not the obligation to satisfy or cure such title objections; provided, however, that Seller, upon written notice to Purchaser, may postpone the Closing by thirty (30) days in order that such objections might be cured. Should Seller fail to satisfy or cure all such valid objections by the date of Closing, as postponed, if appropriate, then Purchaser shall have the right, at Purchaser's election, either to terminate this Agreement and thereupon be entitled to a refund of Purchaser's Earnest Money, or to waive those title objections which Seller failed to satisfy or cure and proceed to close the sale of the Property contemplated herein and accept the Property subject to such objections with no reduction in the Purchase Price.

          (b) In the event that Purchaser should furnish to Seller such written statement of objections and should Seller fail to convey fee simple title to the Property subject only to the Permitted Exceptions and should Purchaser not waive all title objections other than the Permitted Exceptions, except as otherwise provided in subparagraph (d) below or in the case of any breach of subparagraph
(c) below, the sole obligation of Seller shall be to direct Escrow Agent to refund Purchaser's Earnest Money and upon the making of such refund, this Agreement shall wholly cease and terminate, the parties hereto shall have no further rights or obligations hereunder, except for any right or obligation under any paragraph hereof which by its terms survives any termination of this Agreement, and the lien or right, if any, of the Purchaser against or to the Property shall wholly cease. Except in the case of a default under Paragraph 7(c) or 7(d), Seller shall not be required and is not obligated hereby to bring any action or proceeding or otherwise to incur an expense to render the title to the Property free of any liens, leases and encumbrances. The acceptance of a deed to the Property by Purchaser shall be deemed to be a full performance of and discharge of every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those pursuant to any paragraphs hereof which are herein specifically stated to survive the Closing.

          (c) Seller hereby covenants that it shall not voluntarily transfer, sell, assign, encumber, lease, hypothecate or otherwise dispose of any or all of its right, title and interest in and to the Property or any portion thereof, or enter into any easement or other agreement (or modify any existing easement or other agreement) granting to any person or entity any rights with respect to the Property or any interest whatsoever therein without the consent of Purchaser, which will not be unreasonably withheld or delayed, during the existence of this Agreement.

          (d) Notwithstanding any other provision of this Agreement to the contrary, Seller shall satisfy, cure or cause to be released or bonded off of the Property, at Seller's election, (i) all materialmen's and mechanic's liens affecting the Property and arising out of work done for or on behalf of Seller,
(ii) the lien and interest of any other person or any other entity securing a loan to Seller (if any), and (iii) any judgment lien against Seller which attaches to the Property prior to Closing (if any). Seller's failure to satisfy the specific items listed in the previous sentence (but not any other objections to title, except for any objections resulting from the breach of Seller's covenants under subparagraph 7(c)) shall be an event of default by Seller under Paragraph 14 of this Agreement with respect to which Purchaser shall be entitled to (A) pursue its remedies under subparagraph 14(b) or (B) close the sale of the Property contemplated herein and accept the Property subject to such objections after reducing the Purchase Price by the amount of such uncured objections.

          (e) Pursuant to the Companion Contract, as defined in Paragraph 19 hereof, Liberty Place Associates, Ltd. (hereinafter referred to as "Liberty") has agreed to use its best efforts to obtain and deliver to Purchaser, by the date and time of Closing, an estoppel certificate in the form attached hereto as "Exhibit I" with respect to the obligations of Seller under that certain
 ----------
Development Agreement by and between Liberty and Home Depot U.S.A., Inc. (hereinafter referred to as "Home Depot"), recorded in Deed Book 1018, Page 583 of the real estate records of Williamson County, Tennessee, and with respect to that certain Reciprocal Easement Agreement between Liberty and Home Depot, dated September 2, 1992, recorded in Deed Book 1005, Page 525 of the aforesaid records, said estoppel certificate to be duly executed by Home Depot. In the event that Liberty is unable to obtain and deliver to Purchaser, at or prior to Closing, such an estoppel certificate, Seller shall deliver to Purchaser at Closing a statement certifying any information called for in such estoppel certificate relating to the Property during Seller's period of ownership, and Seller's certifications therein shall survive for a period of six (6) months after Closing.

 8.
                                   PRORATIONS
                                   ----------

          (a) At the Closing, all ad valorem property taxes for the year of Closing, and assessments of any kind with respect to the Property shall be prorated between Purchaser and Seller as of the date of Closing. In the event of a disagreement, Seller and Purchaser agree to abide by the determination of the office of the Williamson County Tax Assessor as to what portion of Seller's ad valorem property taxes for the year in question are attributable to the Property. In the event that the ad valorem property taxes for the year of Closing have not yet been determined, the proration shall be based on said taxes for the preceding year, an at such time as the taxes for the year of Closing are paid, the parties hereto agree to correct any inaccuracies in such proration and make appropriate payments to each other.

          (b) This Paragraph 8 shall survive the Closing.


                                       9.
                         PURCHASER'S ENTRY; TERMINATION
                         ------------------------------

          (a) Purchaser shall have the privilege at any time during the existence of this Agreement of going upon the Property with Purchaser's agents, representatives or designees to inspect, examine, survey and make test borings, soil bearing tests and other engineering, environmental or landscaping tests or surveys which it may deem necessary on the Property; provided, however, that no grading shall be done and no trees or bushes shall be cut except for bushes necessary to clear the view for survey purposes. The Seller shall in no way be liable or responsible for any activities of the Purchaser upon the Property and the Purchaser shall do nothing which might create any lien or encumbrance upon the Property. Should anyone attempt to file a lien against the Property by reason of the Purchaser's activities, the Purchaser shall have the same canceled and discharged of record within ten (10) days after notice to Purchaser of the filing thereof. Notice is hereby given that the Seller shall not be liable for any acts or works performed by the Purchaser on the Property nor for any labor or materials furnished to the Purchaser, and no mechanic's, materialman's, or other liens shall attach to, encumber, or affect the estate or interest of the Seller in and to the Property, and the Purchaser shall so inform any parties going upon the Property or performing services for the Purchaser in connection with the Property. Purchaser hereby indemnifies and agrees to hold Seller harmless from and against any and all liens which may arise as a result of Purchaser's activities on the Property and against any and all claims for death or injury to persons or damage to properties arising out of or as a result of Purchaser's going upon the Property pursuant to the provisions of this Paragraph or otherwise. This indemnity shall survive any termination of this Agreement and shall survive the Closing. Purchaser shall promptly restore the Property to its condition on the date hereof to the extent practicable after all such tests or surveys, with Purchaser's obligation so to restore to survive any termination of this Agreement.

          (b) Purchaser shall have a period of 60 days from the Execution Date of this Agreement (hereinafter referred to as the "Inspection Period") to complete such investigations as Purchaser shall deem necessary or appropriate, and Purchaser shall have the right to terminate this Agreement on or before 5:00 p.m. on the last day of the Inspection Period if Purchaser determines in Purchaser's sole judgment, for any reason or for no reason, that the Property is not acceptable for its use by giving Seller and Escrow Agent written notice of such election. In the event of such a termination by Purchaser, Escrow Agent shall pay One Hundred and No/100 Dollars ($100.00) to Seller in consideration for Seller having held the Property off the market and shall refund the balance of the Earnest Money with interest to the Purchaser, whereupon this Agreement shall terminate and the parties hereto shall have no further rights or obligations hereunder except for any rights or obligations under any paragraph hereof which by its terms survives any termination hereof.


                                      10.
                                    NOTICES
                                    -------

          All notices, demands, deliveries of surveys and any and all other communications which may be or are required to be given to or made by either party to the other in connection with this Agreement shall be in writing and shall be deemed to have been properly given if delivered by hand, by courier or overnight delivery service to the addresses set out below or at such other addresses as specified by written notice and delivered in accordance herewith or sent via telecopier to the telecopier numbers, if any, set out below or to such other telecopier numbers as are specified by notice given in accordance herewith provided that a copy of such notice is also sent by courier as set forth above:

          SELLER:        Harry's Farmers Market, Inc.
                         P.O. Box 567
                         Alpharetta, Georgia 30239
                         Attention:  Mr. Harry A. Blazer
                         ---------
                         Telecopier: (404) 664-4920

                         with copy to:

                         Lisa Sudderth Burnett, Esq.
                         Nelson Mullins Riley & Scarborough, L.L.P.
                         400 Colony Square, Suite 2200
                         1201 Peachtree Street, N.E.
                         Atlanta, Georgia 30361
                         Telecopier:  (404) 817-6050

          PURCHASER:     Buckley Shuler Properties, Inc.
                         Suite 134
                         4244 International Parkway
                         Atlanta, Georgia 30354
                         Attention:  Mr. Richard E. Buckley
                         ---------
                         Telecopier: (404) 361-4831

                         with copy to:

                         Andrew C. Williams, Esq.
                         Minkin & Snyder
                         Suite 1100
                         3060 Peachtree Road, N.W.
                         Atlanta, Georgia 30305
                         Telecopier:  (404) 233-5824
                         ---------------------------

          BROKER:        The Shopping Center Group, Inc.
                         Suite 250
                         6520 Powers Ferry Road
                         Atlanta, Georgia 30339
                         Attention:  Mr. William Vaughan
                         ---------
                         Telecopier:  (404) 951-0054

Such notices shall be deemed received upon delivery when delivered by hand, by courier or by overnight delivery service, and upon receipt when mailed as provided above. Each notice given by telecopy shall be deemed given on the date shown on the sender's copy thereof or confirmation notice showing date, time of transmission and number of pages transmitted. Refusal to accept, or inability to deliver because of changed address of which no notice was given, shall be deemed receipt on the date of such refusal of delivery or inability to deliver.


                                      11.
                                  CONDEMNATION
                                  ------------

          If, prior to the Closing of the sale contemplated herein, all or any material part of the Property is subject to a bona fide threat of condemnation by a body having the power of eminent domain or condemnation, or sale in lieu thereof, Purchaser may elect to cancel this Agreement by giving Seller notice to such effect within ten (10) days after receipt of notice of such occurrence from Seller, and the parties hereto shall be relieved and released of and from any and all further liability hereunder, and Seller shall forthwith direct Escrow Agent to return to Purchaser the Earnest Money, whereupon this Agreement shall terminate, and the parties hereto shall have no further rights or obligations hereunder, except for any right or obligation under any paragraph hereof which by its terms survives any termination hereof. If Purchaser does not elect so to cancel, this Agreement shall remain in full force and effect and the purchase contemplated herein, less any property taken by eminent domain or condemnation or under threat of being so taken, shall be effected without reduction in the Purchase Price, and Seller shall, at the Closing, assign, transfer and set over unto Purchaser all of Seller's right, title and interest in and to any awards paid or payable for such taking.


                                      12.
                       REPRESENTATIONS REGARDING BROKERS
                       ---------------------------------

          Except as specifically set forth in Paragraph 13 hereof, Seller and Purchaser each represents and warrants to the other that neither has employed, retained or consulted any broker, agent, or finder in carrying on the negotiations in connection with this Agreement or the purchase and sale referred to herein, and Seller and Purchaser shall each indemnify and hold the other harmless from and against any and all claims, demands, causes of action, debts, liabilities, judgments and damages (including costs and reasonable attorneys' fees incurred in connection with the enforcement of this indemnity) which may be asserted or recovered against the indemnified party on account of any brokerage fee, commission or other compensation arising by reason of the indemnitor's breach of this representation and warranty. This Paragraph 12 shall survive the Closing or any termination of this Agreement.


                                      13.
                              BROKER'S COMMISSION
                              -------------------

          (a) Seller and Purchaser acknowledge that The Shopping Center Group, Inc. (hereinafter referred to as "Broker") has been retained as Broker, with Broker representing Seller. Seller hereby agrees that Seller shall pay to Broker upon, but only upon, final consummation of the transaction contemplated herein, a real estate commission as provided in a separate agreement between Broker and Seller.

          (b) Broker has executed this Agreement for the purpose of acknowledging and agreeing to the amount and the method of payment of the commission to be paid and for the purpose of agreeing that no real estate commission shall be earned by it or due it in any event, including the willful default of Seller or Purchaser, until such time as and unless the sale contemplated is closed. Broker hereby indemnifies and agrees to hold harmless Seller and Purchaser from and against any and all claims, damages, actions or causes of action, debts, liabilities, judgments and damages (including costs and reasonable attorneys' fees) which may be asserted or recovered against it or them on account of any brokerage fee, commission or other compensation which may be asserted or claimed by any other broker or agent acting with, or alleging to be acting with, by or through Broker in connection with this Agreement or the sale and purchase of the Property.

          (c) This Paragraph 13 shall survive the Closing or any termination of this Agreement.

                                      14.
                                    DEFAULT
                                    -------

          (a) In the event of default by Purchaser under the terms of this Agreement, as Seller's sole and exclusive remedy, Escrow Agent shall deliver the Earnest Money to Seller as liquidated damages, in which event this Agreement shall terminate and all parties hereto shall thereupon be released of all further liability hereunder, except for any liability or indemnity pursuant to any paragraph hereof, that by its terms survives any termination of this Agreement. It is hereby agreed that, without resale, Seller's damages will be difficult to ascertain and that the Earnest Money constitutes a reasonable liquidation thereof and is intended not as a penalty, but as full liquidated damages. Seller agrees that in the event of a default by Purchaser, it shall not initiate any proceeding for specific performance or to recover damages from Purchaser in excess of the Earnest Money, and Purchaser agrees that in the event of its default, it shall not initiate any proceeding challenging Seller's right to keep the full amount of the Earnest Money as liquidated damages.

          (b) In the event of default by Seller under the terms of this Agreement prior to the date of Closing, Purchaser's only and exclusive remedies shall be to either (i) terminate this Agreement by notice to Seller, in which event Escrow Agent shall refund the Earnest Money to Purchaser, this Agreement shall be terminated, and all parties hereto shall thereupon be released of all further liability hereunder, except for any obligations and liability or indemnity pursuant to any paragraph hereof that by its terms survives any termination of this Agreement; or (ii) obtain specific performance of Seller's obligations under this Agreement. Notwithstanding the foregoing, in the event of a default under Paragraph 7(c) or 7(d), Purchaser may pursue any and all rights and remedies available to Purchaser at law or in equity.


                                      15.
                                   ASSIGNMENT
                                   ----------

          Without the prior written consent of Seller, Purchaser shall not assign, mortgage, pledge or in any other way encumber or transfer this Agreement in whole or in part or delegate any of the duties or obligations of Purchaser set forth herein by operation of law, or otherwise. Notwithstanding the foregoing, Purchaser may assign its interest in this Agreement to any entity in which Richard E. Buckley and/or Stephen R. Shuler own not less than a ten percent (10%) equity interest, directly or indirectly, but Purchaser shall not be released from its obligations under this Agreement.

                                      16.
                                     OPTION
                                     ------

          Contemporaneously with the execution of this Agreement, at Closing, Purchaser and Seller shall enter into an Exclusive Option to Purchase in the form attached hereto as Exhibit "G" and made a part hereof (hereinafter referred
                        -----------
to as the "Exclusive Option") for the purchase of that certain outparcel to be purchased by Purchaser consisting of approximately 1.0 acres and being more particularly described in the Exclusive Option. Seller may record a memorandum of the Exclusive Option in the Office of the Register of Deeds of Williamson County, Tennessee, provided that Seller simultaneously delivers to Escrow Agent, pursuant to an escrow agreement satisfactory to both Purchaser and Seller, an executed termination of such Exclusive Option, in recordable form, for delivery to Purchaser upon the termination or expiration of Seller's right of first refusal under such Exclusive Option.

                                      17.
                  PUBLIC WORKS CREDITS AND SELLER CONSTRUCTION
                  --------------------------------------------

          Purchaser agrees to coordinate through Seller the payment of any and all fees to the City of Brentwood for permits required for construction so as to allow Seller to utilize existing public works credits where possible. Where such public works credits exist and can be utilized, Purchaser agrees to pay to Seller the amount of all such fees that Purchaser would have otherwise been required to pay directly to the City of Brentwood for the issuance of such permits, which amount was saved due to Seller's prior satisfaction of the payment and construction requirements for such permit. This Paragraph 18 shall survive the Closing.

                                      18.
                             ENVIRONMENTAL MATTERS
                             ---------------------

          Seller represents to Purchaser that except as may be disclosed in the Phase I Assessment by ATEC Environmental Consultants, dated February 22, 1990, Phase II Assessment by ATEC dated June 14, 1990, Report of Tank Integrity and Soil Testing Program by Law Engineering dated September 26, 1989, Addendum I thereto dated January 8, 1990, Report of Tankhold Monitoring Services by Law Engineering, dated March 8, 1990, Remedial Action Plan by Law Engineering, dated April, 1990, and Remedial Action Summary dated April 25, 1990 by Law Engineering, (i) Seller has not placed any underground storage tanks on the Property and Seller has no actual knowledge that there are any underground storage tanks located on the Property, (ii) Seller has not used the Property as a landfill and Seller has no actual knowledge that the Property has been used as a landfill, and (iii) Seller has no actual knowledge that any hazardous or toxic substances, as defined by applicable federal, state and local environmental laws and regulations, have been used, generated, stored, treated, released or disposed of on the Property in violation of any law or regulation applicable to the Property, and Seller has not received any notice from any governmental authority of any violations of environmental laws or regulations applicable to the Property. For the purposes of this paragraph, Seller's knowledge or actual knowledge shall mean those matters of which any officer of Seller has actual knowledge. The representation contained in this Paragraph 19 shall survive for a period of one (1) year after Closing.


                                      19.
                               COMPANION CONTRACT
                               ------------------

          Seller acknowledges and agrees that contemporaneously with Purchaser's execution of this Agreement, Purchaser is executing a Purchase and Sale Agreement (hereinafter referred to as the "Companion Contract") with Liberty for the purchase of certain real property adjoining and adjacent to the Property (hereinafter referred to as the "Companion Property"). It shall be a condition precedent to Purchaser's obligations under this Agreement that the Companion Contract remain in full force and effect and that the Companion Contract close simultaneously with the Closing; provided, however, that in no event shall a default by Purchaser under the Companion Contract relieve Purchaser of its obligations under this Agreement. If, for any reason, the Companion Contract is validly terminated by Purchaser, or Liberty fails to close the sale of the Companion Property simultaneously with Seller's sale of the Property to Purchaser (other than as a result of a default by Purchaser under the Companion Contract), Purchaser shall have the right to terminate this Agreement and receive a complete refund of the Earnest Money. In addition, if the Companion Contract is extended by Liberty thereunder in order that Liberty might cure any valid title objections raised by Purchaser, the date of Closing under this Agreement shall be automatically extended for a comparable period of time (not to exceed thirty (30) days), so that the closing dates always remain identical in this Agreement and the Companion Contract.


                                      20.
                                LENDER'S CONSENT
                                ----------------

          This Agreement is subject to the consent of Seller's lender (hereinafter referred to as "Lender"). Seller shall use good faith efforts to obtain such consent within fifteen (15) days of the Execution Date of this Agreement. In the event that Seller fails to obtain Lender's consent, Seller shall provide written notice of such failure to Purchaser within such fifteen
(15) day period, this Agreement shall terminate, the parties hereto shall have no further rights or obligations hereunder, except for any right or obligation under any paragraph hereof which by its terms survives any termination of this Agreement, and the Earnest Money shall be returned to Purchaser.

                                      21.
                                 MISCELLANEOUS
                                 -------------

          (a) Applicable Law.  This Agreement shall be construed and interpreted
              --------------
under the laws of the State of Tennessee.

          (b) Excise Tax.  Seller shall pay the State of Tennessee transfer tax
              ----------
or excise tax required to be paid prior to the recording of the Special Warranty Deed conveying the Property to Purchaser.

          (c) Recording Fees.  Purchaser shall pay all recording fees and
              --------------
charges for the recording of documentation involved in this transaction (other than the cost of recording any documentation required to clear Seller's title, the cost of which shall be paid by Seller) the cost of title examination, title insurance and survey.

          (d) No Waiver.  No failure of either party to exercise any power given
              ---------
either party hereunder or to insist upon strict compliance by either party with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of either party's right to demand exact compliance with the terms hereof.

          (e) Time is of Essence.  Time is of the essence in complying with the
              ------------------
terms, conditions and agreements of this Agreement.

          (f) Entire Agreement.  This Agreement contains the entire agreement of
              ----------------
the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.

          (g) Successors and Assigns.  This Agreement shall be binding upon and
              ----------------------
inure to the benefit of the parties hereto, their respective heirs, successors and assigns except as provided in Paragraph 15 above.

          (h) Amendment.  Any amendment to this Agreement shall not be binding
              ---------
upon any of the parties to this Agreement unless such amendment is in writing duly executed by both of the parties hereto, but the execution of Broker shall not be required unless Paragraph 13 is being amended.

          (i) No Waste.  Seller hereby covenants that it will permit no waste of
              --------
the Property during the existence of this Agreement.

          (j) Possession.  Sole possession of the Property shall be granted by
              ----------
Seller to Purchaser at Closing.

          (k) Severability.  If any term, covenant, or condition of this
              ------------
Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term, covenant, or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

          (l) Date for Performance.  If the date for performance of any action
              --------------------
under this Agreement shall fall on a Saturday, Sunday or legal holiday, such action shall, and may, be performed on the next succeeding business day which is not a Saturday, Sunday or legal holiday.

          (m) Execution Date.  The Execution Date of this Agreement shall be the
              --------------
date on which the last of Seller and Purchaser shall sign the same.

          (n) Binding Effect.  This Agreement shall be binding upon and shall
              --------------
inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns.

          (o) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

          (p) United States Treasury Regulations - Foreign Corporations. Seller
              ---------------------------------------------------------
represents and warrants to Purchaser that Seller is not a "foreign person" as such term is defined in Section 1.897-1(k), United States Treasury Regulations, and that, accordingly, the transactions contemplated in this Agreement are not subject to the withholding requirements imposed by Section 1445 of the United States Internal Revenue Code of 1986, as amended (the "Code"). At the Closing, Seller agrees to execute and deliver to Purchaser such affidavits as Purchaser's counsel and Title Company may request in order to insure that Seller and Purchaser have complied with the requirements of Section 1445 of the Code. In the event Seller fails to execute and deliver the requested affidavits, or in the event Seller otherwise fails to establish that the transaction is not subject to the withholding requirements of said Section 1445, Purchaser is hereby authorized to deduct and withhold a tax equal to ten percent (10%) of the amount realized by Seller or such lesser amount which may be established by written agreement with the United States Internal Revenue Service (the "I.R.S.") and to remit such tax directly to the I.R.S.

          (q) Section 6.045(e) of the Internal Revenue Code of 1986.  Seller and
              ------------------------------------------------ ----
Purchaser acknowledge and agree that Section 6.045(e) of the Code may require that notice of the sale and purchase of the Property described in this Agreement be provided to the I.R.S. by preparation of and filing with the I.R.S. of I.R.S. Form 1099-B; and further, Seller and Purchaser agree to furnish and provide to the closing agent any and all information that the closing agent may require in order for it to (a) comply with all instructions to the I.R.S. Form 1099-B in the preparation thereof and (b) prepare and timely file with the I.R.S. said I.R.S. Form 1099-B with respect to this transaction.

          (r) Authority of Parties.  Seller and Purchaser represent to each
              --------------------
other that each has full power and authority to enter into and perform this Agreement, all related instruments and the documentation contemplated hereby and thereby in accordance with their respective terms, and that the delivery and performance of this Agreement, all related instruments and the documentation contemplated hereby and thereby have been duly authorized by all necessary action.

          (s) Further Assurances.  In addition to the obligations required to be
              ------------------
performed hereunder by Seller and Purchaser at Closing, Seller and Purchaser shall perform such other acts, and execute, acknowledge and deliver subsequent to Closing such other instruments, documents and other materials as the other may reasonably request in order to effectuate the consummation of the transactions contemplated herein and to vest title to the Property in Purchaser.

          (t) Upon execution of this Contract, Seller shall deliver to Purchaser copies of all Permitted Title Exceptions, as well as all surveys, soil tests, engineering or environmental tests or studies, site plans, zoning or permit applications, and other materials relating to the physical condition of the Property or the development thereof which are in the possession of Seller. Seller makes no representation or warranty regarding such materials and shall have no liability in the event of any inaccuracy thereof.

          (u) Seller has no actual knowledge of any actual, pending or threatened litigation, proceeding or investigation by any organization, person, individual or governmental board, commission, department, agency or instrumentality against Seller with respect to the Property or against the Property which prevents the purchase or materially and adversely affects the Property. Seller shall notify Purchaser in writing in the event of any change in the foregoing representation which occurs prior to Closing and, in the event of any such change, Purchaser may elect to cancel this Agreement by giving Seller notice to such effect within ten (10) days after receipt of notice of such occurrence from Seller, whereupon Seller shall forthwith direct Escrow Agent to return to Purchaser the Earnest Money and this Agreement shall terminate, and the parties hereto shall have no further rights or obligations hereunder, except for any right or obligation under any paragraph hereof which by its terms survives any termination hereof. The representation set forth herein shall survive the Closing for a period of six (6) months, subject to any notification of change by Seller prior to Closing as hereinabove provided.

          IN WITNESS WHEREOF, Seller and Purchaser have caused this instrument to be executed by their duly authorized respective officers or partners as of the date and year first above indicated, and have hereunto set their seals or adopted as their seals the word "(SEAL)" appearing beside their execution below.


                              SELLER:
                              -------

                              HARRY'S FARMERS MARKET, INC., a Georgia
                              corporation


                              By:
                                 --------------------------------
                                    Its:
                                        -------------------------

                                       [CORPORATE SEAL]


                              PURCHASER:
                              ---------


                              BUCKLEY SHULER PROPERTIES, INC.,
                              --------------------------------
                              a Georgia corporation


                              By:
                                 --------------------------------
                                    Its:
                                        -------------------------

                                       [CORPORATE SEAL]


                              For the purpose of acknowledging and agreeing to the provisions of Paragraphs 13 and 21(h) hereof:

                              BROKER:
                              ------

                              THE SHOPPING CENTER GROUP, INC.


                              By:
                                 ----------------------------------
                                    Its:
                                        ---------------------------

                                  EXHIBIT "A"
                                  -----------

ALL THAT TRACT OR PARCEL OF LAND lying and being in the Eighth Civil District of Brentwood, Williamson county, Tennessee lying at the southeast quadrant of the Moores Lane and Interstate 65 Interchange, being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at an existing concrete right-of-way monument located at the intersection of the eastern right-of-way line of relocated Interstate 65 and the southern right-of-way line of Moores Lane (having a variable right-of-way width), said monument being the northeast corner of the relocated Interstate 65 right-of-way property as recorded in Deed Book 855, page 800, Williamson County, Records, and also being the northwest corner of property now or formerly owned by D.F.T. Partners as recorded in Deed Book 1061, page 809, aforesaid records. Thence leaving the eastern right-of-way line of Interstate 65 run along the southern right-of-way line of Moores Lane the following three (3) courses and distances: (1) North 86 degree 44' 00" East a distance of 222.01 feet to a point; (2) North 88 degrees 45' 00" East a distance of 60.70 feet to a point; and (3) North 88 degrees 44' 45" East a distance of 464.14 to an iron pin new, said iron pin new being the TRUE POINT OF BEGINNING; from the TRUE POINT OF BEGINNING as thus established, continue along said southern right-of-way line of Moores Lane run the following two (2) courses and distances: (1) North 88 degrees 45' 00" East a distance of 84.04 feet to an iron pin new; and (2) South 81 degrees 48' 00" East a distance of 671.41 feet to an iron pin new; thence leaving the southern right-of-way line of Moores Lane, run along the arc of a 25.00-foot radius curve to the right having an arc distance of 38.83 feet to an iron pin new located on the western right-of-way line of Liberty Way (said arc being subtended by a chord lying to the southwest thereof bearing South 37 degrees 18' 30" East and being 35.04 feet in length); thence along the western right-of-way line of Liberty Way, run the following three (3) courses and distances and following the curvature thereof: (1) South 07 degrees 11' 00" West a distance of 497.87 feet to an iron pin new; (2) along the arc of a 385.00-foot radius curve to the right having an arc distance of
178.14 feet to an iron pin new (said arc being subtended by a chord lying to the west thereof bearing South 20 degrees 26' 19" West and being 176.55 feet in length); and (3) South 33 degrees 41' 39" West a distance of 430.11 feet to an iron pin new; thence leaving the western right-of-way line of Liberty Way, run the following six (6) courses and distances: (1) North 82 degrees 49' 00" West a distance of 478.52 feet to an iron pin new; (2) North 07 degrees 11' 00" East a distance of 361.91 feet to an iron pin new; (3) North 67 degrees 49' 00" West a distance of 31.06 feet to an iron pin new; (4) North 07 degrees 11' 00" East a distance of 395.07 feet to an iron pin new; (5) North 82 degrees 30' 33" West a distance of 38.01 feet to an iron pin new; and (6) North 07 degrees 11' 00" East a distance of 313.97 feet to an iron pin new located on the southern right-of-way line of Moores Lane, said iron pin new being the TRUE POINT OF BEGINNING.

The above-described property contains 17.229 acres of property shown on, and described according to, that certain Boundary Survey for Harry's Farmers Market prepared by Thomas, Miller & Partners (Kevin A. Edmonson, Tennessee Registered Land Surveyor No. 1515), dated August 25, 1993, last revised October 7, 1993, which Survey is incorporated herein by this reference and made a part of this description.

TOGETHER WITH those easements appurtenant to the property described above
- -------------
pursuant to that Reciprocal Easement and Operation Agreement by and between Liberty Place Associates, Ltd. and Home Depot U.S.A., Inc., dated September 2, 1992, recorded in Book 1005, page 525, Williamson County, Tennessee Records.

TOGETHER WITH Drainage and Detention Pond Easement Agreement of record in Book
- -------------
1124, page 157, in said Register's Office, over the land described in EXHIBIT 5 attached hereto; and Driveway and Drainage Easement Agreement of record in Book 1124, page 174, said Register's Office, over the land described in EXHIBIT C attached hereto.

TOGETHER WITH a perpetual underground water easement, a perpetual easement for
- -------------
sanitary sewer service, a slope easement and an access easement as created in Special Warranty Deed from Liberty Place Associates, Ltd. to Harry's Farmers Market, Inc. of record in Book 1124, page 141, Register's Office for Williamson County, Tennessee.

Being the same property conveyed by Liberty Place Associates, Ltd., a Georgia limited partnership to Harry's Farmers Market, Inc., a Georgia corporation, by Special Warranty Deed dated October 8, 1993, of record in Book 1124, page 141, in the Register's Office for Williamson County, Tennessee.

TOGETHER WITH:
- -------------
This being a certain lot or parcel of land in the 8th Civil District of Brentwood, Williamson County, Tennessee, lying south of Moores Lane and west of Liberty Road and being more particularly described as follows:

Commencing at a point in the south margin of Moores Lane, said point lying N 81 degree 48' 00" W - 496.49' from a point at the intersection of said south margin and the west margin of Liberty Road, this also being in the north line of the Harry's Farmers Market property recorded in Deed Book 1124, Page 141 R.O.W.C.;

THENCE leaving said margin with the easterlyline of said Harry's Farmers Market property;

        Along a curve to the right having a delta of 88 degrees 59' 00", a radius of 25.00', a chord bearing and distance of S 37 degrees 18' 30" E - 35.04' and an arc length of 38.83' to a point;

        S 07 degrees 11' 00" W - 164.95' to the True Point of Beginning;

THENCE with the proposed Right-of-Way for Carothers Parkway as follows:

        S 29 degrees 42' 06" E - 5.29' to a point;

        S 65 degrees 57' 08" E - 68.45' to a point;

        Along a curve to the right having a delta of 48 degrees 13' 29", a radius of 350.14', a tangent of 156.72', a chord bearing and distance of S 09 degrees 34' 54" W - 286.09' and an arc length of 294.71' to a point;

        S 33 degrees 41' 39" W - 217.74' to a point at the intersection of said right-of-way and the east boundary of the Harry's Farmers Market property;

THENCE leaving said proposed right-of-way with Harry's east boundary as follows:

        Along a curve to the left having a delta of 26 degrees 30' 39", a radius of 385.00', a tangent of 90.69', a chord bearing and distance of N 20 degrees 26' 19" E - 176.55' and an arc length of 178.14' to a point;

        N 07 degrees 11' 00" E - 332.92' TO THE POINT OF BEGINNING containing an area of 0.65 acres (28368.58 square feet), more or less.

Being a portion of the same property conveyed to the City of Brentwood by deed recorded in Deed Book 1264, Page 241 Register's Office of Williamson County, Tennessee.

LESS AND EXCEPT:
- ---------------

This being a strip of land across Harry's Farmers Market property recorded in Deed Book 1124, Page 141, located in the 8th Civil District of Brentwood, Williamson County, Tennessee to be dedicated for public use as right-of-way for Carothers Parkway and being more particularly described as follows:

Beginning on a point in the south right-of-way of Moores Lane, said point lying N 81 degrees 48' 00" W - 496.49' from a point at the northeast corner of the Liberty Place Associates, Ltd. property recorded in Deed Book 566, Page 238 Register's Office of Williamson County, Tennessee;

THENCE leaving said margin with east line of Harry's Farmers Market:

        Along a curve to the right having a delta of 88 degrees 59' 00", a radius of 25.00', a tangent of 24.56', a chord bearing and distance of S 37 degrees 18' 30" E - 35.04', and an arc length of 38.83' to a point;

        S 07 degrees 11' 00" W - 80.37' to a point;

THENCE leaving said boundary on a new line for proposed right-of-way:

        Along a curve to the left having a delta of 39 degrees 15' 44", a radius of 350.14', a tangent of 124.89', a chord bearing and distance of N 55 degrees 19' 05" W - 235.27' and an arc length of 239.94' to a point on the aforementioned south right-of-way for Moores Lane;

THENCE with said margin S 81 degrees 48' 00" E - 184.16' to the point of beginning containing an area of 0.17 acre (7608.73 square feet), more or less.

LESS AND EXCEPT:
- ---------------
This being a certain lot or parcel of land in the 8th Civil District of Brentwood, Williamson County, Tennessee, lying south of Moores Lane and west of Liberty Road to be dedicated for public use as right-of-way for Carothers Parkway and being more particularly described as follows:

Commencing at a point in the south margin of Moores Lane, said point lying N 81 degrees 48' 00" W - 496.49' from a point at the intersection of said south margin and the west margin of Liberty Road, this also being in the north line of the Harry's Farmers Market property recorded in Deed Book 1124, Page 141 R.O.W.C.;

THENCE leaving said margin with the easterlyline of said Harry's Farmers Market property;

        Along a curve to the right having a delta of 88 degrees 59' 00", a radius of 25.00', a chord bearing and distance of S 37 degrees 18' 30" E - 35.04' and an arc length of 38.83' to a point;

        S 07 degrees 11' 00" W - 80.37' to the True Point of Beginning;

THENCE S 07 degrees 11' 00" W - 84.58' with Harry's east boundary to a point at the intersection of Harry's and proposed Carothers Parkway;

THENCE with the proposed right-of-way of Carothers Parkway;

        N 29 degrees 42' 06" W - 52.75' to a point;

        N 10 degrees 15' 03" E - 69.43' to a point;

        Along a curve to the right having a delta of 06 degrees 21' 21", a radius of 350.14', a tangent of 19.44', a chord bearing and distance of S 38 degrees 51' 54" E - 38.82' and an arc length of 38.84' to THE POINT OF BEGINNING containing an area of 0.05 acres (2371.95 square feet), more or less.

Being a portion of the same property conveyed to Harry's Farmers Market by deed recorded in Deed Book 1124, Page 141, Register's Office of Williamson County, Tennessee.

                                  EXHIBIT "B"
                                  -----------


STATE OF TENNESSEE

COUNTY OF WILLIAMSON

                             SPECIAL WARRANTY DEED
                             ---------------------


          THIS INDENTURE, made this ____ day of __________ in the year of our Lord Nineteen Hundred Ninety-Six, between HARRY'S FARMERS MARKET, INC., a Georgia corporation, as party of the first part (hereinafter called "Grantor"), and ____________ (hereinafter called "Grantee") (the words "Grantor" and "Grantee" to include their respective successors and assigns where the context requires or permits);

                           W I T N E S S E T H, That:
                           -------------------  ----

          GRANTOR, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid at and before the sealing an delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed and by these presents does grant, bargain, sell, alien, convey and confirm unto said Grantee, all that tract or parcel of land lying and being in the City of Brentwood, Williamson County, Tennessee, being more particularly described on Exhibit "A" attached hereto and by this reference
                               -----------
made a part hereof, together with any and all plants, trees, timber, shrubbery, improvements, and fixtures located thereon or attached thereto, and all rights, easements, licenses and benefits appurtenant thereto including those arising under the "Home Depot REA" as described below (hereinafter referred to as the "Property") subject to those matters set forth on Exhibit "B", attached hereto
                                                  -----------
and by this reference made a part hereof, including, without limitation, that Reciprocal Easement Agreement between Grantor and Home Depot U.S.A., Inc., a Delaware corporation, dated September 2, 1992, recorded in Book 1005, Page 525, real estate records of Williamson County, Tennessee (the "Home Depot REA").

          GRANTEE hereby acknowledges and agrees to be bound by all those duties and obligations of a Property Owner as set forth in the Home Depot REA.

          The drainage facilities serving the Property (hereinafter referred to as the "Drainage Facilities") shall be maintained as provided for in the Home Depot REA. Grantee further agrees to pay its pro rata share of the cost of maintenance of any such Drainage Facilities serving the Property with such pro rata share to be computed on the basis of the acreage of the Property as compared to the total acreage served by the Drainage Facilities.


                                  EXHIBIT "B"
                                  -----------

          TO HAVE AND TO HOLD the Property with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the Grantee forever in FEE SIMPLE.

          AND GRANTOR will warrant and forever defend the right and title to the Property unto Grantee against the claims of all persons claiming by, under, or through Grantor.

          IN WITNESS WHEREOF, Grantor has caused this instrument to be signed on its behalf by its duly authorized officers the day and year first above written.

                              HARRY'S FARMERS MARKET, INC.


                              By:
                                 -------------------------------------
                                    Its:
                                        ------------------------------

                                         [CORPORATE SEAL]


                                  EXHIBIT "B"
                                  -----------

STATE OF
        ---------------------

COUNTY OF
         --------------------------------


          Before me, ________________________, of the State and Count aforesaid, personally appeared __________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be a ________________ of Harry's Farmers Market, Inc., the within named bargainor, and that he on its behalf executed the foregoing instrument for the purposes therein contained, by signing as _______________ of Harry's Farmers Market, Inc., in the name of the corporation by himself as an authorized officer.

     Witness my hand and official seal, this the ___ day of ____________, 1996.



                              -------------------------------------
                              Notary Public


My Commission Expires:


- -------------------------------
[NOTARIAL SEAL]

                                 EXHIBIT "A" TO
                                  EXHIBIT "B"
                                  -----------

                         [Legal Description of Property
                              as shown by survey]

                                 EXHIBIT "B" TO
                                  EXHIBIT "B"
                                  -----------


                          [Permitted Title Exceptions]

                                  EXHIBIT "C"
                                  -----------



                           PERMITTED TITLE EXCEPTIONS
                           --------------------------


1.   Ad valorem real estate taxes for the year 1996 and subsequent years.

2. Reciprocal Easement and Agreement by and between Liberty Place and Home Depot, of record in Book 1005, page 525, in said Register's Office.

3. Exclusive Easement and Right of Way of record in Book 1018, page 654, in said Register's Office.

4. Terms and conditions of paragraph 5 of Contract by and between Mallory Valley Utility District and Liberty Place Associates, Ltd., of record in Book 1018, page 583, in said Register's Office.

5. Terms and Conditions of Development Agreement, by and between Liberty Place Associates, Ltd. and Home Depot USA, Inc., of record in Book 1005, page 551, in said Register's Office.

6. Repurchase option, easements reserved, covenants, terms, conditions and agreements contained in Special Warranty Deed from Liberty Place Associates, Ltd. to Harry's Farmers Market, Inc.

7. Terms and Conditions of Drainage and Detention Pond Easement Agreement of record in Book 1124, page 157, in said Register's Office.

8. Terms and Conditions of Driveway and Drainage Easement Agreement of record in Book 1124, page 174, in said Register's Office.

9. Right of Way & Easement to South Central Bell Telephone Company of record in Book 985, page 332, in said Register's Office.

10. Grant of Gas Service Line or Fuel Line Easement to Nashville Gas Company, of record in Book 984, page 345, in said Register's Office.

11. NOTE: Easements Nos. 8 and 9 above affect only the Drainage and Detention Pond Easement Agreement of record in Book 1124, page 157, Register's Office for Williamson County, Tennessee.

                                  EXHIBIT "D"
                                  -----------

STATE OF TENNESSEE

COUNTY OF WILLIAMSON

                               SELLER'S AFFIDAVIT
                               ------------------

          Personally appeared before me on this _____ day of ______________, 19__, the undersigned deponent, __________________ (hereinafter referred to as "Deponent"), who, being duly sworn, deposes and says under oath as follows:

     1. That Deponent is a _______________ of Harry's Farmers Market, Inc., a Georgia corporation (hereinafter referred to as the "Owner") and, as such, is authorized to make this Affidavit.

     2. That Owner is the owner of certain real property and improvements thereon located in the City of Brentwood, Williamson County, Tennessee, being more particularly described on Exhibit A, attached hereto and by this reference
                               ---------
made a part hereof (hereinafter referred to as the "Property").

     3. That, to Deponent's knowledge, no improvements or repairs have been made upon the Property within the one hundred twenty (120) days preceding the date hereof for which the cost has not been paid; that, to Deponent's knowledge, there are no outstanding bills for labor or materials used in making improvements or repairs on the Property or for services of architects, surveyors, or engineers incurred in connection therewith; that, to Deponent's knowledge, there are no easements or claims of easements which do not appear of public record other than those easements reserved in Owner's Special Warranty Deed conveying title to ______________; and that, to Deponent's knowledge, there are no other parties in possession or with a right to possession of the Property.

This Affidavit is made to induce __________ Title Insurance Company to issue a standard ALTA owner's title insurance policy (Form B) for the Property.




                             -----------------------------------------------
                       [ACKNOWLEDGMENT ON FOLLOWING PAGE]

STATE OF
        ---------------------

COUNTY OF
         ---------------------------


          Before me, ________________________, of the State and Count aforesaid, personally appeared __________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be a ________________ of Harry's Farmers Market, Inc., the within named bargainor, and that he on its behalf executed the foregoing instrument for the purposes therein contained, by signing as _______________ of Harry's Farmers Market, Inc., in the name of the corporation by himself as an authorized officer.

     Witness my hand and official seal, this the ___ day of ____________, 1996.



                              ---------------------------------------
                              Notary Public


My Commission Expires:


- -----------------------------
[NOTARIAL SEAL]

                                  EXHIBIT "E"
                                  -----------

                      CERTIFICATION OF NON-FOREIGN STATUS
                      -----------------------------------


     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Harry's Farmers Market, Inc., a Georgia corporation, the undersigned hereby certifies the following on behalf of Harry's Farmers Market, Inc., a Georgia corporation:

     1. Harry's Farmers Market, Inc., a Georgia corporation ("Owner"), is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

     2.   The employer identification number of Owner is ____________.

     3.   Owner has an office address of ______________________
__________________________________________________.

     Owner understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Owner.

                              HARRY'S FARMERS MARKET, INC.


                              By:
                                 ---------------------------------
                                    Its:
                                        --------------------------

                       [ACKNOWLEDGMENT ON FOLLOWING PAGE]

STATE OF
        --------------------

COUNTY OF
         -----------------------


          Before me, ________________________, of the State and Count aforesaid, personally appeared __________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be a ________________ of Harry's Farmers Market, Inc., the within named bargainor, and that he on its behalf executed the foregoing instrument for the purposes therein contained, by signing as _______________ of Harry's Farmers Market, Inc., in the name of the corporation by himself as an authorized officer.

     Witness my hand and official seal, this the ___ day of ____________, 1996.



                              ----------------------------------
                              Notary Public


My Commission Expires:


- ----------------------------
[NOTARIAL SEAL]

                                  EXHIBIT "F"
                                  -----------

                              ESTOPPEL CERTIFICATE
                              --------------------


                            [INTENTIONALLY DELETED]

                                  EXHIBIT "G"
                                  -----------


STATE OF TENNESSEE

COUNTY OF WILLIAMSON


                          EXCLUSIVE OPTION TO PURCHASE
                          ----------------------------


          THIS AGREEMENT, entered into as of the ___ day of ______________, 1995 by and between BUCKLEY SHULER PROPERTIES, INC., a Georgia corporation (hereinafter referred to as the "Seller"), and HARRY'S FARMERS MARKET, INC., a Georgia corporation (hereinafter referred to as the "Purchaser");


                              W I T N E S S E T H:
                              --------------------


          For and in consideration of TEN AND NO/100 DOLLARS ($10.00), in hand paid, and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


                                       1.
                                     OPTION
                                     ------

          (a) Grant of Option.  Upon the terms and provisions hereinafter set
              ---------------
forth, Seller hereby grants, conveys and extends to Purchaser, its successors or assigns, the exclusive option to purchase (hereinafter referred to as the "Option") all that certain tract or parcel of land lying and being in the City of Brentwood, Williamson County, Tennessee, containing 1.0 acres, more or less, as more particularly described in Exhibit "A" attached hereto and by this
                                  -----------
reference made a part hereof, together with any and all plants, trees, timber, shrubbery, improvements, and fixtures located thereon or attached thereto and all rights, easements, licenses and benefits appurtenant thereto (with said tract or parcel of land being hereinafter referred to as the "Property").

          (b) Exercise of Option.  Purchaser shall have the right to exercise
              ------------------
this Option, by delivering to Seller written notice of such exercise, within ten
(10) days after the date on which the closing date for the consummation of the purchase and sale contemplated by that certain Agreement for the Sale of Property to Buckley Shuler Properties, Inc., dated of even date herewith (hereinafter referred to as the "Purchase Agreement"), is determined pursuant to the terms of such Purchase Agreement, such ten (10) day period being hereinafter referred to as the "Option Period".


                                       2.
                                     SURVEY
                                     ------

          Purchaser shall cause to be prepared, at Purchaser's expense, an accurate survey of the Property by Thomas Miller & Partners, a surveyor registered under the laws of the State of Tennessee, which survey shall show the number of acres contained in the Property to the nearest one thousandth (1/1000th) of an acre. Purchaser shall deliver three (3) prints of such survey of the Property to Seller on or before the thirtieth (30th) day after the exercise of this Option. Seller shall have seven (7) business days in which to review and give notice to Purchaser of its approval or disapproval (with specific comments in the event of disapproval). Upon Seller's approval of said survey, which approval will not be unreasonably withheld, Purchaser shall prepare a legally sufficient description of the metes and bounds of the Property based upon such survey and shall deliver a copy of such description to Seller in the manner herein provided for giving notice. Said description and said survey shall then become a part of this Agreement without the necessity of any further action by either of the parties hereto and shall replace and supersede the description of the Property attached hereto as Exhibit "A."
                                               ------------


                                       3.
                                 EARNEST MONEY
                                 -------------

     Purchaser shall pay to Seller the sum of Ten Thousand and No/100 Dollars ($10,000.00) upon Seller's acquisition of the Property and the balance of the Shopping Center Site, as defined in Paragraph 15 hereof. Said sum shall be held by Seller as earnest money (hereinafter referred to as the "Earnest Money") and shall be applied against the purchase price as provided for in Paragraph 4 hereof or otherwise disbursed or retained according to the terms hereof.


                                       4.
                                 PURCHASE PRICE
                                 --------------

          The purchase price for the Property to be paid by Purchaser to Seller at the closing and consummation of the purchase and sale of the Property as contemplated herein (herein referred to as the "Closing") shall be computed by multiplying the number of square feet in the Property as determined by the survey prepared pursuant to Paragraph 2 above by FOURTEEN AND NO/100 DOLLARS ($14.00) and shall be hereinafter referred to as the "Purchase Price." The Purchase Price, as adjusted to reflect a credit in the

                                  EXHIBIT "G"
                                  -----------
amount of the Earnest Money paid hereunder and as further adjusted to reflect the prorations between Purchaser and Seller described in Paragraph 8 hereof, shall be paid by Purchaser to Seller at the Closing in immediately available funds by bank wire transfer received by Seller prior to 2:00 P.M. on the Closing date.



                                       5.
                                  CLOSING DATE
                                  ------------

          The Closing shall be held in the offices of Nelson Mullins Riley & Scarborough, L.L.P., 400 Colony Square, Suite 2200, 1201 Peachtree Street, N.E., Atlanta, Georgia 30361 at 10:00 a.m. on the thirtieth (30th) day after the expiration of the Inspection Period, as defined in Paragraph 17 hereof, or on such other date as Purchaser and Seller may select.


                                       6.
                       CLOSING DOCUMENTS; STATUS OF TITLE
                       ----------------------------------

          (a) At the Closing, Seller shall convey to Purchaser fee simple title to the Property by Special Warranty Deed which shall be in the form of and contain the same terms and the same warranty of title as the Special Warranty Deed attached hereto as Exhibit "B" and by this reference made a part hereof.
                        -----------

          (b) Title to the Property shall be conveyed by Seller to Purchaser free of all liens, leases and encumbrances other that those restrictions set forth in Exhibit "B", the exceptions set forth on Exhibit "C" attached hereto
         -----------                              -----------
and by this reference made a part hereof and the Declaration, as defined in Paragraph 15 hereof (which exceptions are hereinafter collectively referred to as the "Permitted Exceptions").

          (c) At Closing Seller shall provide to the title insurance company insuring Purchaser's title to the Property a title affidavit in the form of the Seller's Affidavit attached hereto as Exhibit "D" and incorporated herein, and a
                                      -----------
Certification of Non-Foreign Status in the form attached hereto as Exhibit "E"
                                                                           ---
and incorporated herein.

          (d) At Closing each party will provide the other evidence of its corporate or partnership authority to consummate the purchase and sale contemplated by this Agreement.


                                       7.
                                 TITLE MATTERS
                                 -------------

          (a) Purchaser shall have until sixty (60) days after the

                                  EXHIBIT "G"
                                  -----------
exercise of this Option to examine title and to furnish Seller a written statement of objections to the title to the Property, if any, other than the Permitted Exceptions, accompanied by a copy o Purchaser's title report disclosing such objections to title. Should Purchaser fail to notify Seller of any such objections to title to the Property within the aforesaid time period, Purchaser shall be deemed to have waived all objections to the title to the Property. Purchaser shall also have until Closing the right to reexamine title to the Property and give Seller written notice of any new objections appearing of record between the effective date of Purchaser's initial title examination and the Closing. Upon receipt of any written notice of any objections to title or any new title objections from the Purchaser, the Seller shall, on or before the Closing Date, satisfy, at Seller's expense, any deeds to secure debt, mortgages, deeds of trust, liens or other monetary encumbrances affecting the Property.

          (b) Failure to Correct Title Objections.  In the event Seller fails to
              -----------------------------------
satisfy or correct any title objection of which it is notified on or before the Closing Date, the Closing Date shall be extended for five (5) days, and prior to the expiration of such five (5)-day extension the Purchaser shall by written notice to the Seller elect one of the following:

          (1) To waive such title objections and to deliver the Purchase Price to the Seller in accordance with the terms of this Agreement;

          (2) If the title objection is not the result of a breach of any of Seller's covenants under Paragraph 7(a) of this Agreement, to terminate this Agreement and to request Seller refund to Purchaser all Earnest Money, in which event neither the Seller nor the Purchaser shall have any further rights, duties or obligations under this Agreement, except for any right or obligation under any paragraph hereof which by its terms survives any termination of this Agreement; or

          (3) If the title objection is the result of a breach of any of Seller's covenants under Paragraph 7(a) hereof, Purchaser shall have any and all remedies available to it at law, in equity, and otherwise, including, without limitation, the right to seek specific performance of Seller's obligations under this Agreement.


                                       8.
                                   PRORATIONS
                                   ----------

          (a) At the Closing, all ad valorem property taxes for the year of Closing, and assessments of any kind with respect to the Property shall be prorated between Purchaser and Seller as of the date of Closing. In the event of a disagreement, Seller and

                                  EXHIBIT "G"
                                  -----------

Purchaser agree to abide by the determination of the office of the Williamson County Tax Assessor as to what portion of Seller's ad valorem property taxes for the year in question are attributable to the Property. In the event that the ad valorem property taxes for the year of Closing have not yet been determined, the proration shall be based on said taxes for the preceding year, and at such time as the taxes for the year of Closing are paid, the parties hereto agree to correct any inaccuracies in such proration and make appropriate payments to each other.

          (b) This Paragraph 8 shall survive the Closing.


                                       9.
                               PURCHASER'S ENTRY
                               -----------------

          Purchaser shall have the privilege at any time during the existence of this Agreement and following the second anniversary of this Agreement and the failure to commence development of the Property of going upon the Property with Purchaser's agents, representatives or designees to inspect, examine, survey and make test borings, soil bearing tests and other engineering, environmental, or landscaping tests or surveys which it may deem necessary on the Property; provided, however, that no grading shall be done and no trees or bushes shall be cut except for bushes necessary to clear the view for survey purposes Purchaser shall not interfere with the activities of any occupant of the Property. The Seller shall in no way be liable or responsible for any activities of the Purchaser upon the Property and the Purchaser shall do nothing which might create any lien or encumbrance upon the Property. Should anyone attempt to file a lien against the Property by reason of the Purchaser's activities the Purchaser shall have the same canceled and discharged of record within ten (10) days after the filing thereof. Notice is hereby given that the Seller shall not be liable for any acts or works performed by the Purchaser on the Property nor for any labor or materials furnished to the Purchaser, and no mechanic's, materialman's, or other liens shall attach to, encumber, or affect the estate or interest of the Seller in and to the Property, and the Purchaser shall so inform any parties going upon the Property or performing services for the Purchaser in connection with the Property. Purchaser hereby indemnifies and agrees to hold Seller harmless from and against any and all liens which may arise as a result of Purchaser's activities on the Property and against any and all claims for death or injury to persons or damage to properties arising out of or as a result of Purchaser's going upon the Property pursuant to the provisions of this Paragraph or otherwise. This indemnity shall survive any termination of this Agreement and shall survive the Closing. Purchaser shall promptly restore the Property to its condition on the date hereof to the extent practicable after all such tests or surveys, with Purchaser's obligation so to restore to survive any termination of this

                                  EXHIBIT "G"
                                  -----------

Agreement.


                                      10.
                                    NOTICES
                                    -------

          All notices, demands, deliveries of surveys and any and all other communications which may be or are required to be given to or made by either party to the other in connection with this Agreement shall be in writing and shall be deemed to have been properly given if delivered by hand, by courier or overnight delivery service to the addresses set out below or at such other addresses as specified by written notice and delivered in accordance herewith or sent via telecopier to the telecopier numbers, if any, set out below or to such other telecopier number as are specified by notice given in accordance herewith provided that a copy of such notice is also sent by courier as set forth above:

          SELLER:        Buckley Shuler Properties, Inc.
                         4244 International Parkway
                         Suite 134
                         Atlanta, Georgia 30354
                         ----------------------
                         Attention: Mr. Richard E. Buckley
                         ---------
                         Telecopier:  (404) 361-4831

                         with copy to:

                         Andrew C. Williams, Esq.
                         ------------------------
                         Minkin & Snyder
                         3060 Peachtree Road, N.W.
                         Suite 1100
                         Atlanta, Georgia  30305
                         Telecopier:  (404) 233-5824

          PURCHASER:     Harry's Farmers Market, Inc.
                         P.O. Box 567
                         Alpharetta, GA  30239
                         Attention:  Mr. Harry A. Blazer
                         ---------
                         Telecopier: (404) 664-4920

                         with copy to:

                         Lisa Sudderth Burnett, Esq.
                         Nelson Mullins Riley & Scarborough, L.L.P.
                         400 Colony Square, Suite 2200
                         1201 Peachtree Street, N.E.
                         Atlanta, Georgia 30361
                         Telecopier:  (404) 817-6050


Such notices shall be deemed received upon delivery when delivered

                                  EXHIBIT "G"
                                  -----------
by hand, by courier or by overnight delivery service, and upon receipt when mailed as provided above. Each notice given by telecopy shall be deemed given on the date shown on the sender's copy thereof or confirmation notice showing date, time of transmission and number of pages transmitted. Refusal to accept, or inability to deliver because of changed address of which no notice was given, shall be deemed receipt on the date of such refusal of delivery or inability to deliver.


                                      11.
                                  CONDEMNATION
                                  ------------

          If, prior to the Closing of the sale contemplated herein, all or any material part of the Property is subject to a bona fide threat of condemnation by a body having the power of eminent domain or condemnation, or sale in lieu thereof, Purchase may elect to cancel this Agreement by giving Seller notice to such effect within ten (10) days after receipt of notice of such occurrence, and the parties hereto shall be relieved and released of and from any and all further liability hereunder, and Seller shall forthwith return to Purchaser the Earnest Money, whereupon this Agreement shall terminate, and the parties hereto shall have no further rights or obligations hereunder, except for any right or obligation under any paragraph hereof which by its terms survives any termination hereof. If Purchaser does not elect so to cancel, this Agreement shall remain in full force and effect and the purchase contemplated herein, less any property taken by eminent domain or condemnation or under threat of being so taken, shall be effected without reduction in the Purchase Price, and Seller shall, at the Closing, assign, transfer and set over unto Purchaser all of Seller's right, title and interest in and to any awards paid or payable for such taking.


                                      12.
                       REPRESENTATIONS REGARDING BROKERS
                       ---------------------------------

          Seller and Purchaser each represents and warrants to the other that neither has employed, retained or consulted any broker agent, or finder in carrying on the negotiations in connection with this Agreement or the purchase and sale referred to herein, and Seller and Purchaser shall each indemnify and hold the other harmless from and against any and all claims, demands, causes of action, debts, liabilities, judgments and damages (including costs and reasonable attorneys' fees incurred in connection with the enforcement of this indemnity) which may be asserted or recovered against the indemnified party on account of any brokerage fee, commission or other compensation arising by reason of the indemnitor's breach of this representation and warranty. This Paragraph 12 shall survive the Closing or any termination of this Agreement.

                                  EXHIBIT "G"
                                  -----------

                                      13.
                                    DEFAULT
                                    -------

          In the event of default by Purchaser under the terms of this Agreement, Seller's sole remedy shall be to retain the Earnest Money as liquidated damages, in which event this Agreement shall terminate, and all parties hereto shall thereupon be released of all further liability hereunder, except for any liability or indemnity pursuant to any paragraph hereof, that by its terms survives any termination of this Agreement. It is hereby agreed that, without resale, Seller's damages will be difficult to ascertain and that the Earnest Money constitutes a reasonable liquidation thereof and is intended not as a penalty, but as full liquidated damages. Seller agrees that in the event of a default by Purchaser, it shall not initiate any proceeding to recover damages from Purchaser in excess of the Earnest Money, and Purchaser agrees that in the event of its default, it shall not initiate any proceeding challenging Seller's right to keep the full amount of the Earnest Money as liquidated damages. In the event of default by Seller under the terms of this Agreement, Purchaser's only remedy shall be to (i) terminate this Agreement, by notice to Seller, in which event Seller shall refund the Earnest Money to Purchaser, this Agreement shall be terminated and all parties hereto shall thereupon be released of all further liability hereunder, except for any obligations and liability or indemnity pursuant to any paragraph hereof that by its terms survives any termination of this Agreement; or (ii) obtain specific performance of Seller's obligations under this Agreement.


                                      14.
                             RIGHT OF FIRST REFUSAL
                             ----------------------

          Upon the expiration of the Option Period and continuing for a period of one (1) year thereafter (hereinafter referred to as the "RFR Period"), Purchaser shall have a right of first refusal regarding any offers to purchase the Property. In the event that Seller receives an offer to purchase the Property during the RFR Period, Seller shall provide written notice of the offer to Purchaser, which notice shall include a copy of the offer. Purchaser shall have ten (10) days to accept or reject such offer. If Purchaser rejects the offer or fails to respond within the ten (10) day period, Seller shall be entitled to sell the Property to the offeror on the terms and conditions contained in the offer, free and clear of any further rights of first refusal or other rights of Purchaser with respect thereto. If Purchaser accepts the offer, Purchaser shall enter into a contract for the purchase of the Property upon the terms and conditions contained in the offer and upon such other terms and conditions as Seller and Purchaser shall mutually determine.

                                  EXHIBIT "G"
                                  -----------

                                      15.
                     EASEMENTS, COVENANTS AND RESTRICTIONS
                     -------------------------------------

     Purchaser acknowledges that the Property is a part of a tract containing a total of approximately 29.0 acres (hereinafter referred to as the "Shopping Center Site") acquired by Seller from Purchaser and Liberty on even date herewith and that Seller intends to develop the Shopping Center Site as an integrated retail shopping center. In connection therewith, prior to Closing, Seller intends to file a Declaration of Easements, Covenants and Restrictions affecting the Shopping Center Site (hereinafter referred to as the "Declaration") which will establish and create certain easements, rights, obligations and restrictions intended to facilitate the mutually beneficial development and operation of the Shopping Center Site; provided, however, that such Declaration shall not materially and adversely affect Purchaser's intended use of the Property as a prototypical Harry's-in-a-Hurry, which prototype may include, without limitation, gasoline pumps, canopies and related improvements. Purchaser hereby acknowledges and agrees that Purchaser's title to the Property shall be subject to such Declaration. The Declaration shall include, without limitation:

          (a) Reciprocal easements for pedestrian and vehicular access, ingress and egress over, through and across the driveways, accessways and walkways located from time to time on the Property and the balance of the Shopping Center Site;

          (b) Requirements regarding the minimum number of parking spaces to be constructed and maintained upon the different parcels within the Shopping Center Site, including the Property; provided that such provisions shall not impose greater requirements upon the Property than are imposed by applicable zoning requirements (without variance and without reliance on parking spaces located on other portions of the Shopping Center Site;

          (c) Restrictions on the size and height of the building to be constructed on the Property, provided that such restrictions shall not prevent Purchaser from constructing a prototypical Harry's-in-a-Hurry on the Property, which prototype may include, without limitation, gasoline pumps, canopies and related improvements;

          (d) Requirements regarding installation and maintenance of landscaping, buffer strips, screening of service areas and gasoline pumps and equipment, and maintenance of common areas and the exterior portions of building improvements;

          (e)  Restrictions of the type listed in Exhibit "F" attached hereto,
                                                  -----------
provided that such restrictions shall not prevent Purchaser from constructing and operating a prototypical Harry's-in-a-Hurry on the Property, which prototype may include, without limitation, gasoline pumps, canopies and related improvements;

                                  EXHIBIT "G"
                                  -----------

          (f) Certain "exclusive" uses reserved by the anchor tenant(s) of the retail center to be developed on the remainder of the Shopping Center Site, provided that no such exclusives shall limit use of the Property by Purchaser as a prototypical Harry's-in-a-Hurry on the Property, which prototype may include, without

                                  EXHIBIT "G"
                                  -----------
                                      -9A-
limitation, gasoline pumps, canopies and related improvements; and

          (f) Provisions for pro rata contributions to the cost of operating and maintaining the common areas of the Shopping Center Site.


                                      16.
                         APPROVAL OF PURCHASER'S PLANS
                         -----------------------------

     Purchaser and Seller acknowledge and agree that Purchaser intends to construct a Harry's-in-a-Hurry on the Property, which facility may include, without limitation, gasoline pumps, canopies and related improvements; provided, that in no event shall such facility include more than eight (8) gasoline pumps. Prior to Purchaser's commencement of construction of improvements upon the Property, Purchaser shall submit to Seller Purchaser's site plan, floor plan, exterior elevations, exterior design concepts, descriptions of proposed exterior materials, building signage plans, and landscaping plans for the Property (hereinafter collectively referred to as the "Plans"). Within fifteen (15) days after Seller's receipt of Plans, Seller shall give Purchaser written notice of its approval or disapproval of same. Seller shall not unreasonably withhold its approval of the Plans. If Seller does not give notice of its disapproval of the submitted Plans within said fifteen (15) day period, then such Plans shall be deemed approved by Seller. Purchaser shall not submit the Plans to any governmental authority for review or approval until such Plans have been approved by Seller. Once the Plans have been approved by Seller, the construction and installation of improvements on the Property shall be implemented substantially in accordance with the Plans, and such improvements shall not be materially or substantially changed or altered without the prior written approval of Seller or its successors-in-title with respect to the balance of the Shopping Center Site, which approval shall be sought pursuant to the terms set forth above and shall not be unreasonably withheld. The terms of this Paragraph 16 shall be incorporated into the Declaration described in Paragraph 15 hereof.


                                      17.
                               INSPECTION PERIOD
                               -----------------

     The obligations of Purchaser under this Agreement shall be conditioned upon Purchaser satisfying itself, in its sole discretion, within one hundred twenty
(120) days of the date of exercise of the option by Purchaser (hereinafter referred to as the "Inspection Period"), that the Property is in all respects satisfactory for Purchaser's intended use, operation and future development. In the event said condition has not been satisfied by the end of said 120-day period, Purchaser shall either (i) terminate this Agreement with a refund by Seller to Purchaser of

                                  EXHIBIT "G"
                                  -----------
the Earnest Money (less $100.00 which shall be retained by Seller), whereupon no party hereto shall have any further rights or obligations hereunder; or (ii) waive the unsatisfied condition and proceed toward consummation of the purchase of the Property in accordance herewith. Purchaser agrees to give Seller written notice, within said 120-day period, that said condition is either satisfied, not satisfied or waived, and in the event Purchaser fails to give such notice to Seller, said condition precedent shall be deemed to have been satisfied and the closing shall occur as herein provided.


                                      18.
                                 MISCELLANEOUS
                                 -------------

          (a) This Agreement shall be construed and interpreted under the laws of the State of Tennessee.

          (b) Seller shall pay the State of Tennessee excise tax required to be paid prior to the recording of the Special Warranty Deed conveying the Property to Purchaser.

          (c) Purchaser shall pay all recording fees, intangibles taxes and charges for the recording of documentation involved in this transaction.

          (d) No failure of either party to exercise any power given either party hereunder or to insist upon strict compliance by either party with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of either party's right to demand exact compliance with the terms hereof.

          (e) Time is of the essence in complying with the terms conditions and agreements of this Agreement.

          (f) This Agreement contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.

          (g) This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors and assigns, except that without the prior written consent of Seller, Purchaser shall not assign, mortgage, pledge or in any other way encumber or transfer this Agreement, in whole or in part; provided, however, that Purchaser shall have the right to assign this Agreement to any affiliated or related entity of Purchaser without Seller's consent.

          (h) Any amendment to this Agreement shall not be binding upon any of the parties to this Agreement unless such amendment is

                                  EXHIBIT "G"
                                  -----------
in writing duly executed by both of the parties.

          (i) Seller hereby covenants that it will permit no waste of the Property during the existence of this Agreement.

          (j) Possession of the Property shall be granted by Seller to Purchaser at Closing.

          (k) If any term, covenant, or condition of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term, covenant, or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

          (l) If the date for performance of any action under this Agreement shall fall on a Saturday, Sunday or legal holiday, such action shall, and may, be performed on the next succeeding business day which is not a Saturday, Sunday or legal holiday.


                                  EXHIBIT "G"
                                  -----------

          IN WITNESS WHEREOF, Seller and Purchaser have caused this instrument to be executed under seal by their respective duly authorized representatives as of the date and year first above indicated.

                              SELLER:
                              ------

                              BUCKLEY SHULER PROPERTIES, INC.,
                              a Georgia corporation


                              By:
                                 -----------------------------

                                 Its:
                                     -------------------------

                                       [CORPORATE SEAL]


                              PURCHASER:
                              ---------

                              HARRY'S FARMERS MARKET, INC.,
                              a Georgia corporation


                              By:
                                 -----------------------------

                                 Its:
                                     -------------------------

                                       [CORPORATE SEAL]


STATE OF _______________

COUNTY OF ______________

     Before me, ________________________, of the State and County aforesaid, personally appeared ____________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be a ______________ of Buckley Shuler Properties, Inc., the within named bargainor, and that he on its behalf executed the foregoing instrument for the purposes therein contained, by signing as _________________ of Buckley Shuler Properties, Inc., in the name of the corporation by himself as an authorized officer.

     Witness my hand and official seal, this the ___ day of _____________, 1995.


                              ---------------------------------
                              Notary Public
My Commission Expires:

- -----------------------------
 [NOTARIAL SEAL]

                                  EXHIBIT "G"
                                  -----------

STATE OF
         ---------------------

COUNTY OF
          ---------------------

     Before me, ________________________, of the State and County aforesaid, personally appeared ____________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be a ______________ of Harry's Farmers Market, Inc., the within named bargainor, and that he on its behalf executed the foregoing instrument for the purposes therein contained, by signing as _________________ of Harry's Farmers Market, Inc., in the name of the corporation by himself as an authorized officer.

     Witness my hand and official seal, this the ___ day of _____________, 1995.



                              --------------------------------
                              Notary Public

My Commission Expires:

- ---------------------------------
 [NOTARIAL SEAL]

                                  EXHIBIT "A"
                                  -----------

                               Legal Description


     That certain tract of real property being a portion of the Shopping Center Site and being located at the intersection of Moores Lane and Caruthers Parkway in Brentwood, Williamson County, Tennessee, and consisting of approximately 1.0 acres.

                                  EXHIBIT "B"
                                  -----------


STATE OF TENNESSEE

COUNTY OF WILLIAMSON

                             SPECIAL WARRANTY DEED
                             ---------------------


          THIS INDENTURE, made this ____ day of __________ in the year of our Lord Nineteen Hundred Ninety-Six, between BUCKLEY SHULER PROPERTIES, INC., a Georgia corporation, as party of the first part (hereinafter called "Grantor"), and HARRY'S FARMERS MARKET, INC., a Georgia corporation (hereinafter called "Grantee"), (the words "Grantor" and "Grantee" to include their respective successors and assigns where the context requires or permits);

                           W I T N E S S E T H, That:
                           -------------------  ----

          GRANTOR, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid at and before the sealing an delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed and by these presents does grant, bargain, sell, alien, convey and confirm unto said Grantee, all that tract or parcel of land lying and being in the City of Brentwood, Williamson County, Tennessee, being more particularly described on Exhibit "A" attached hereto and by this reference
                               -----------
made a part hereof, together with any and all plants, trees, timber, shrubbery, improvements, and fixtures located thereon or attached thereto, and all rights, easements, licenses and benefits appurtenant thereto including those arising under the "Home Depot REA" as described below (hereinafter referred to as the "Property") subject to those matters set forth on Exhibit "B", attached hereto
                                                  -----------
and by this reference made a part hereof, including, without limitation, that Reciprocal Easement Agreement between Grantor and Home Depot U.S.A., Inc., a Delaware corporation, dated September 2, 1992, recorded in Book 1005, Page 525, real estate records of Williamson County, Tennessee (the "Home Depot REA").

          GRANTEE hereby acknowledges, assumes, and agrees to observe and perform all those duties and obligations of a Property owner as set forth in the Home Depot REA.

          TO HAVE AND TO HOLD the Property with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the Grantee forever in FEE SIMPLE.

          AND GRANTOR will warrant and forever defend the right and title to the Property unto Grantee against the claims of all persons claiming by, under, or through Grantor.

          IN WITNESS WHEREOF, Grantor has caused this instrument to be signed on its behalf by its duly authorized officers the day and year first above written.

                              HARRY'S FARMERS MARKET, INC.


                              By:
                                 -----------------------------
                                    Its:
                                        ----------------------
                                       [CORPORATE SEAL]

STATE OF
        -----------------

COUNTY OF
         --------------------


          Before me, ________________________, of the State and Count aforesaid, personally appeared __________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be a ________________ of Harry's Farmers Market, Inc., the within named bargainor, and that he on its behalf executed the foregoing instrument for the purposes therein contained, by signing as _______________ of Harry's Farmers Market, Inc., in the name of the corporation by himself as an authorized officer.

     Witness my hand and official seal, this the ___ day of ____________, 1996.



                              ----------------------------------
                              Notary Public


My Commission Expires:


- ------------------------------
[NOTARIAL SEAL]

                                 EXHIBIT "A" TO
                                  EXHIBIT "B"
                                  -----------

                         Legal Description of Property
                               as shown by survey

                                 [TO BE ADDED]

                                 EXHIBIT "B" TO
                                  EXHIBIT "B"
                                  -----------


                           Permitted Title Exceptions

                                 [TO BE ADDED]

                                  EXHIBIT "F"

                                TO EXHIBIT "G"

     1. Use Restrictions. No portion of the Premises shall be used for any of
        ----------------
the following purposes:

        (a) Any use which is illegal or dangerous, which constitutes a public or private nuisance, or any use which creates vibrations or offensive odors, other than normal cooking odors, which are noticeable outside of the Premises, or any noise or sound which can be heard outside of the Premises and which is offensive due to intermittency, beat, frequency, shrillness or loudness, provided any usual paging system shall be allowed;

        (b) Any exterior flashing lights, strobe lights, search lights, or video screens (provided interior video screens not visible from the exterior shall not be restricted);

        (c) Any operation primarily used as a warehouse operation (which shall not include storage incidental to a retail operation constructed on the same premises), any manufacturing or industrial operation, any processing or rendering plant, or any lumber yard;

        (d) The storage of explosives or other unusually hazardous materials (other than materials sold or used in the normal course of business, provided that the same are handled in accordance with all governmental rules, regulations, and requirements applicable thereto);

        (e) Any mobile home park, trailer court, labor camp, junkyard, or stockyard (except that this provision shall not prohibit the temporary use of construction trailers during periods of construction, reconstruction, or maintenance);

        (f) Any dumping, disposing, incineration, or reduction of garbage (exclusive of garbage dumpsters or compactors which are located at the rear of the Premises);

        (g) Any fire sale, bankruptcy sale (unless pursuant to a court order) or auction house operation (but this provision shall not restrict the absolute freedom of Tenant to determine its own selling prices, nor shall it preclude the conduct of periodic seasonal, promotional or clearance sales or legitimate going out of business sales);

        (h) Any central laudry, dry cleaning plant, coin operated laudry, or laundromat; provided, however, this prohibition shall not be applicable to on-site service oriented to pickup and delivery by the ultimate consumer, including nominal supporting facilities, as the same may be found in first class community oriented retail shopping center developments in the metropolitan area where the Shopping Center is located;

    (i) Any automobile repair shop or service station or any facility for the storage or sale of gasoline or diesel fuel in or from tanks, any car wash, or any automobile, truck, boat, trailer or R.V. sales, leasing, display or repair facility, including any tire, battery and accessory facility;

    (j) any funeral parlor or mortuary;

    (k) Any adult book store or establishment selling or exhibiting pornographic materials; provided that the foregoing shall not be deemed to prevent the sale or rental of video tapes of adult nature so long as such sale or rental is incidental to the operation of a full line video store or full line video department within a store and provided same are not openly displayed and are access controlled;

    (l) Any massage parlor or any establishment selling or exhibiting paraphernalia for use with illicit drugs, or any so-called "head shop";

    (m) Any check cashing facility;

    (n) Any flea market, "second hand," "surplus," used clothing, or "thrift" store, any tent sale, carnival, circus, amusement park, bingo parlor, or shooting gallery, or any off-track betting parlor or other gambling establishment; provided lottery sales departments incidental to the operation of a permitted use shall be permitted to the extent operated or authorized by the appropriate governmental authority;

    (o) Any cinema or movie theater, auditorium, gallery, social club, meeting hall, church or other house of worship, or similar place of general public assembly;

    (p) Any pool or billiard hall, bowling alley, ice or roller skating rink, miniature golf course, or other entertainment or recreational facility;

    (q) Dance or music halls, dancing ballrooms or establishments, banquet halls, night clubs, or discotheques;

    (r) Cocktail lounges, bars, pubs, taverns, or any establishment selling alcoholic beverages, whether or not packaged, or serving alcoholic beverages for on-premises consumption, except as incidental to a restaurant use;

     (s) Video or game centers, amusement centers, or arcades, provided that the foregoing shall not be deemed to limit or restrict pinball machines, electronic games, and other similar coin operated amusement machines which are incidental to the operation of any other permitted use;

     (t) Sporting events or other sports facilities, or any health club, exercise club or studio, tanning salon or health spa;

     (u) Any training or educational facility, including but not limited to beauty schools, barber colleges, reading rooms, or any other operation catering primarily to students or trainees rather than to retail customers;

     (v) Offices and professional uses, except for service oriented office uses which are usually found in community oriented retail shopping centers, such as travel agencies and financial institutions, and provided that nothing in this subparagraph shall restrict or prohibit office uses which are incidental to the operation of a retail store and provided that nothing in this subparagraph shall restrict or prohibit the use of the Premises for the operation of a temporary personnel agency;

     (w) Any hotel or motor inn; or

     (x) Any other use which is inconsistent with an integrated, community-oriented retail and commercial shopping center.

                                  EXHIBIT "H"
                                  -----------

                         EARNEST MONEY ESCROW AGREEMENT
                         ------------------------------


          THIS EARNEST MONEY ESCROW AGREEMENT, dated and effective as of ____________________, 1995 (hereinafter referred to as this "Agreement"), made and entered into by and among HARRY'S FARMERS MARKET, INC., a Georgia corporation (hereinafter referred to as "Seller"), BUCKLEY SHULER PROPERTIES, INC., a Georgia corporation (hereinafter referred to as "Purchaser"), and CHICAGO TITLE INSURANCE COMPANY (hereinafter referred to as "Escrow Agent");


                             W I T N E S S E T H :
                             -------------------


          WHEREAS, Seller and Purchaser have entered into and executed that certain Agreement for the Sale of Property, of even date herewith (hereinafter referred to as the "Contract"), under which certain sums (the same being more particularly described in the Contract and being therein and herein referred to as the "Earnest Money") are to be held by Escrow Agent;

          WHEREAS, Purchaser, Seller and Escrow Agent desire to evidence their agreement with respect to the delivery, holding an disbursement of the Earnest Money;

          NOW, THEREFORE, in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) in hand paid to each of the parties hereto, and other good and valuable considerations, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto covenant and agree as follows:

          1. The parties hereto hereby agree that Escrow Agent shall hold the Earnest Money as contemplated by the Contract. Escrow Agent hereby acknowledges receipt of a copy of the Contract, together with Purchaser's check in the amount of FIFTY THOUSAND AND No/100 DOLLARS ($50,000.00), representing payment of the initial installment of Earnest Money required by the Contract.

          2. Escrow Agent agrees to invest the Earnest Money in a federally insured money market account or accounts at a banking institution. The tax identification number of Purchaser (________) shall be used in connection with such investment. Any return earned by such investment shall be added to and become a part of the Earnest Money.

          3. The parties hereto acknowledge that under the terms of the Contract, Purchaser has the right to terminate the Contract by written notice to Seller, delivered to Seller at any time during the "Inspection Period" described in the Contract, if Purchaser

                                  EXHIBIT "H"
                                  -----------
provides to Escrow Agent, prior to the end of said Inspection Period, with a copy to Seller, evidence satisfactory to Escrow Agent that the Contract has been so terminated, then Escrow Agent shall be and is hereby authorized and directed to disburse the Earnest Money, in accordance with the provisions of the Contract relating to such termination, without the need for any consent or joinder or other instructions from Seller.

          4. Subject to the authorized disbursement of the Earnest Money in accordance with the immediately preceding paragraph, Purchaser and Seller agree that Escrow Agent shall not be obligated to disburse the Earnest Money except in accordance with a written notice executed by both Purchaser and Seller. Such notice may be given on behalf of Seller by Lisa Sudderth Burnett, Attorney for Seller, and may be given on behalf of Purchaser by Andrew C. Williams, Attorney for Purchaser. Without limiting the generality of the foregoing, should either Purchaser or Seller default under the Contract and should either Purchaser or Seller notify Escrow Agent that, by reason of such default, it is entitled to receive the Earnest Money, then Escrow Agent shall not be obligated to disburse the Earnest Money to the party claiming the same without the prior written consent of the other party to the Contract.

          5. The parties hereby covenant and agree that in performing any of its duties under this Agreement, Escrow Agent shall not be liable for any loss, costs, or damages which it may incur as a result of serving as Escrow Agent hereunder, except for any loss, costs, or damages arising out of its willful default or gross negligence. Accordingly, Escrow Agent shall not incur any liability with respect to (a) any action taken or omitted to be taken in good faith upon advice of its counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent under the Contract or this Agreement, or (b) any action taken or omitted to be taken in reliance upon any document, including any written notice or instruction provided for in the Contract or in this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of the Contract and this Agreement, Purchaser and Seller hereby agree to indemnify and hold harmless Escrow Agent from and against any and all losses, claims, damages, liabilities and expenses, including without limitation, reasonable costs of investigation and attorney's fees and disbursements, which may be imposed upon or incurred by Escrow Agent in connection with the performance of its obligations under the Contract and this Agreement.

          6. In the event of any dispute between any of the parties hereto sufficient in the sole discretion of Escrow Agent to

                                  EXHIBIT "H"
                                  -----------
justify its doing so, Escrow Agent shall be entitled to tender into the registry or custody of any court of competent jurisdiction all money or property in its hands held under the terms of the Contract or this Agreement, together with such legal pleadings as it deems appropriate, and thereupon Escrow Agent shall be discharged from any further obligation under the Contract or this Agreement.

          7. No party hereto may assign its rights or obligations under this Agreement, either voluntarily or by operation of law, without prior written consent of all other parties hereto. Subject to said limitation on assignment, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, legal representatives, successors, successors-in-title, and assigns. This Agreement is made and intended as a Tennessee contract, and shall be so construed. Time is of the essence of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, as of the date first above written.


                              SELLER:
                              ------

                              HARRY'S FARMERS MARKET, INC.

                              By:
                                 ------------------------------------
                                    Its:
                                        -----------------------------
                                       [CORPORATE SEAL]


                              PURCHASER:
                              ---------


                              BUCKLEY SHULER PROPERTIES, INC.

                              By:
                                 ------------------------------------
                                    Its:
                                        -----------------------------

                                       [CORPORATE SEAL]


                              CHICAGO TITLE INSURANCE COMPANY

                              By:
                                 ------------------------------------
                                    Its:
                                        -----------------------------


                                  EXHIBIT "H"
                                  -----------

                                  EXHIBIT "I"
                                  -----------

                              ESTOPPEL CERTIFICATE
                              --------------------


Buckley Shuler Properties, Inc.
Suite 134
4244 International Parkway
Atlanta, Georgia 30354

Attention:  Mr. Richard E. Buckley

Gentlemen:

     Reference is made to (i) that certain Development Agreement by and between Liberty Place Associates, Ltd. ("Liberty Place") and Home Depot U.S.A. Inc. ("Home Depot") dated September 2, 1992 and recorded in Book 1018, page 583 of the real estate records of Williamson County, Tennessee (the "Development Agreement"), and (ii) that certain Reciprocal Easement Agreement between Liberty Place and Home Depot dated September 2, 1992 and recorded in Book 1005, page 525 of the aforesaid records (the "REA"), both of which agreements relate to certain property located in Brentwood, Tennessee known as the "Liberty Place" development.

     We understand that Buckley Shuler Properties, Inc. is proposing to purchase a portion of the "Developer's Parcel," as defined in the Development Agreement, from Liberty Place and from Harry's Farmers Market, Inc. ("Harry's Farmers Market"). In connection therewith, we hereby represent and certify that:

     1. The Development Agreement and the REA have not been modified or amended.

     2. All "Site Improvement Work" required to be constructed by Liberty Place under the terms of the Development Agreement has been completed in accordance with the requirements of the Development Agreement.

     3. All payments required to be made by Home Depot to Liberty Place pursuant to the Development Agreement in connection with the construction of the Site Improvement Work have been paid, and no "Dispute Notices" have been delivered by Home Depot to Liberty Place in connection therewith.

     4. As of the date hereof, no amounts are owing to Home Depot by Liberty Place or Harry's Farmers Market under the terms of the REA.

     5. To the best of our knowledge, no uncured breaches or defaults by Liberty Place or Harry's Farmers Market exist under the Development Agreement or the REA as of the date hereof, and Home

Depot has made no claim against either Liberty Place or Harry's Farmers Market alleging a default under or failure to comply with the requirements of the Development Agreement or the REA.

     We understand that Buckley Shuler Properties, Inc. will be relying on these certifications in connection with its acquisition of the "Developer's Parcel" or a portion thereof.


                              Very truly yours,

                              HOME DEPOT U.S.A., INC.


                              By:
                                 ------------------------------------
                                    Its:
                                        -----------------------------

                             AMENDMENT TO AGREEMENT
                            FOR THE SALE OF PROPERTY
                            ------------------------


     THIS AMENDMENT, entered into as of this 3rd day of June, 1996, by and between HARRY'S FARMERS MARKET, INC., a Georgia corporation ("Seller") and SPRINGVEST ASSOCIATES LIMITED PARTNERSHIP, a Georgia limited partnership ("Purchaser");

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, Purchaser, as assignee of Buckley Shuler Properties, Inc., and Seller are parties to that certain Agreement for the Sale of Property dated December 4, 1995, with respect to certain real property located in the City of Brentwood, Williamson County, Tennessee (the "Contract");

     WHEREAS, Purchaser and Seller desire to amend the Contract in certain respects;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

     1. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Contract.

     2. Section 5(a) of the Contract regarding the Closing Date is hereby amended to delete the phrase "thirty (30) days after the expiration of the Inspection Period" appearing in the fifth line of said Section and by substituting the date "June 17, 1996" in lieu thereof. In addition, paragraph
(b) of Section 5 is hereby deleted, it being acknowledged that Purchaser has no further rights under the Contract to extend the Closing Date.

     3. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     4. This Amendment may be executed in multiple counterparts, each of which shall constitute an original but which together shall constitute this Amendment.

     5. Except as provided herein, the Contract shall remain unmodified and is acknowledged by the parties to be in full force and effect.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto effective the date first above written.

                                 SELLER:
                                 ------

                              HARRY'S FARMERS MARKET, INC., a Georgia
                              Corporation


                              By:
                                   ------------------------------
                                    Its:
                                         ------------------------

                              PURCHASER:
                              ---------

                              SPRINGVEST ASSOCIATES LIMITED PARTNERSHIP, a
                              Georgia limited partnership

                              By:   ESD Properties, Inc., a South Carolina
                                    corporation, general partner


                              By:
                                   ------------------------------
                                    Its:
                                         ------------------------

                                         [CORPORATE SEAL]


                                      -2-